================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                January 18, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

           Cayman Islands                          1-10809                            98-0191089
  (State or other jurisdiction of          (Commission file number)                (I.R.S. Employer
   incorporation or organization)                                                Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



================================================================================

Item 5.   Other events.


On January 18, 2002, XL Capital Ltd issued the press release attached as Exhibit 99(a) and incorporated by reference herein.


Item 7.   Financial Statements and Exhibits.


   (c) Exhibits.  The following exhibit is filed herewith:
       --------

   Exhibit No.     Description
   -----------     --------------------------------------------------

   99(a) Press Release ("XL Capital Increases Quarterly Dividend to $0.47 Per Share") dated January 18, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 18, 2002


                                   XL CAPITAL LTD


                                   By:    /s/ Jerry de St. Paer
                                          --------------------------------------
                                          Name:   Jerry de St. Paer
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                                                   Exhibit 99(a)

                                                                  XL Capital Ltd
                                                                        XL House
                                                             One Bermudiana Road
                                                          Hamilton HM 11 Bermuda
                                                           Phone: (441) 292-8515
                                                             Fax: (441) 292-5280
NEWS RELEASE

IMMEDIATE

Contact:       Gavin R. Arton                      Roger R. Scotton
               Investor Relations                  Media Relations
               441-294-7104                        441-294-7165


                     XL CAPITAL INCREASES QUARTERLY DIVIDEND
                               TO $0.47 PER SHARE

HAMILTON, BERMUDA January 18, 2002 -- XL Capital Ltd ("XL" or "the Company") (NYSE: XL) announced today that its Board of Directors declared a quarterly dividend of $0.47 per share payable on the Company's Ordinary Shares. The dividend will be payable on February 19, 2002 to shareholders of record on February 4, 2002. This dividend payment represents an increase of $0.01 per share from the previous quarterly dividend.

XL Capital Ltd, through its subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies and other enterprises on a worldwide basis.

                                      # # #